Exhibit 10.2

AFFIRM HOLDINGS, INC.

AMENDED AND RESTATED 2012 STOCK PLAN

(Adopted by the Board on November 18, 2020; Approved by the stockholders of the Company on [•]; IPO Date on [•])

1.             Purposes of the Plan. The purposes of this Amended and Restated 2012 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Restricted Stock, Restricted Stock Units and Other Awards may also be granted under the Plan.

2.             Definitions. As used herein, the following definitions shall apply:

(a)               “Acquiror” means any one person (within the meaning of Section 13(d) of the Exchange Act), or more than one such person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)), in each case, other than (i) the Company, (ii) any Subsidiary, Parent or Affiliate, (iii) any employee benefit plan sponsored by the Company or by any Subsidiary, Parent or Affiliate, (iv) an entity of which at least a majority of its Voting Power is owned directly or indirectly by the Company, (v) an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock or (vi) an entity in which the holders of at least a majority of the Voting Power of the Company outstanding immediately prior to the relevant transaction continue to hold (either by their shares remaining outstanding in the continuing entity or by their shares being converted into securities of the surviving entity or its parent entity) a majority of the total Voting Power of the Company (or the surviving entity or its parent entity) outstanding immediately after such transaction.

(b)               “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(c)               “Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

(d)               “Applicable Laws” means the legal requirements relating to the administration of Awards, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(e)               “Award” means, except when referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-statutory Stock Options, Restricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

(f)                “Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

(g)               “Board” means the Board of Directors of the Company.

(h)               “Cashless Transaction” means a program approved by the Administrator in which payment of the Option exercise price and/or Tax Withholding Obligations applicable to an Award may be satisfied, in whole or in part, with Shares subject to the Award, including by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the applicable Tax Withholding Obligations.

(i)                 “Cause” for termination of a Holder’s Continuous Service Status will exist if the Holder is terminated by the Company for any of the following reasons: (i) Holder’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Holder’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Holder of any proprietary information or trade secrets of the Company or any other party to whom the Holder owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Holder’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Holder is being terminated for Cause shall be made in good faith by the Company’s Board of Directors and shall be final and binding on the Holder. The foregoing definition does not in any way limit the Company’s ability to terminate a Holder’s employment or consulting relationship at any time as provided in Section 6(b) below, and the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

(j)                 “Change of Control” means (i) a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of each appointment or election; (ii) an Acquiror acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Acquiror) all or substantially all of the Company’s assets; (iii) any merger, consolidation or other business combination transaction of the Company with or into an Acquiror; or (iv) an Acquiror acquires ownership of stock of the Company that, together with stock held by such Acquiror, constitutes more than 50% of the total fair market value or total Voting Power of the stock of the Company. Notwithstanding anything in this Plan to the contrary, (x) subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to Section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change in control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change of Control for purposes of this Plan; provided, however, that such limitation shall only apply to the extent necessary to prevent any tax becoming due under Section 409A of the Code; and (y) a transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation, or to create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction.

(k)               “Code” means the Internal Revenue Code of 1986, as amended.

(l)               “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(m)             “Common Stock” means the Class A Common Stock of the Company.

(n)               “Company” means Affirm Holdings, Inc., a Delaware corporation.

(o)              “Consultant” means any natural person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not, who satisfies the requirements of subsection (c)(1) of Rule 701 under the Securities Act of 1933, as amended.

(p)               “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status. However, for Incentive Stock Option purposes, termination of Continuous Service Status will occur when the Employee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a termination of Continuous Service Status.

(q)              “Director” means a member of the Board.

(r)               “Disability” means “disability” within the meaning of Section 22(e)(3) of the Code.

(s)                “Employee” means any person employed by the Company or any Parent or Subsidiary, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(t)                 “Evergreen Shares” means Shares made available for issuance under the Plan pursuant to Section 3(b) of the Plan.

(u)                “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)               “Fair Market Value” means, as of any date, the value of a share of Common Stock or other property as determined by the Administrator, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)                If, on such date, the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the Nasdaq Global Market, the Fair Market Value of a share of Common Stock shall be the closing price on such date of a share of Common Stock (or the mean of the closing bid and asked prices of a share of Common Stock if the stock is so quoted instead) as quoted on such exchange or market system constituting the primary market for the Common Stock, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion.

(ii)              If, on such date, the Common Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Common Stock shall be as determined by the Administrator in good faith using a reasonable application of a reasonable valuation method in a manner that complies with Sections 409A and 422 of the Code and without regard to any restriction other than a restriction which, by its terms, will never lapse.

(w)              “Holder” means any holder of one or more Awards or Shares issued pursuant to an Award.

(x)                “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(y)                “Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held.

(z)              “IPO Date” means the offering date of the Initial Public Offering.

(aa)           “Non-statutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(bb)           “Option” means a stock option granted pursuant to the Plan. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Administrator at the time of grant.

(cc)            “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(dd)           “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

(ee)            “Optioned Stock” means Shares that are subject to an Option or that were issued pursuant to the exercise of an Option.

(ff)             “Optionee” means an Employee or Consultant who receives an Option.

(gg)           “Other Award” means an award granted to a Holder pursuant to Section 11 of the Plan.

(hh)           “Other Award Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Other Awards granted under the Plan and includes any document attached to such agreement.

(ii)             “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(jj)             “Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

(kk)           “Plan” means this Affirm Holdings, Inc. Amended and Restated 2012 Stock Plan.

(ll)             “Restricted Stock Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Restricted Stock granted under the Plan and includes any documents attached to such agreement.

(mm)        “Restricted Stock Award” means Awards granted pursuant to Section 9 below and “Restricted Stock” means Shares issued pursuant to such Awards.

(nn)          “Restricted Stock Unit” means an Award of phantom stock units to a Holder, which may be settled in cash or Shares as determined by the Administrator, pursuant to Section 10.

(oo)          “Restricted Stock Unit Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Restricted Stock Units granted under the Plan and includes any document attached to such agreement.

(pp)          “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(qq)          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(rr)            “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ss)           “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(tt)            “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(uu)          “Tax Withholding Obligations” means any applicable U.S. federal, state, local or non-U.S. tax withholding obligations, social contributions, required deductions or other similar obligations that may arise in connection with an Award.

(vv)          “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

(ww)       “Voting Power” means the total combined voting power of all classes of stock (or, in the case of an entity that is not a corporation, similar equity interests) of the relevant entity determined in a manner consistent with the principles applicable to Section 409A of the Code.

3.                  Stock Subject to the Plan.

(a)               Available Shares. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 118,374,202 Shares of Common Stock. The aggregate number of Shares which may be issued upon the exercise of Incentive Stock Options shall in no event exceed 118,374,202 Shares, subject to adjustment pursuant to Section 14 of the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, satisfied without the issuance of Shares, surrendered pursuant to an Option Exchange Program or otherwise terminated (other than by exercise) and Shares that are withheld upon exercise of any Option or settlement of an Award to cover the exercise price or tax withholding shall become available for future grant or sale under the Plan.

(b)               Evergreen Shares. In addition, the number of Shares available for issuance under the Plan will automatically increase on the first day of each fiscal year, for a period of not more than ten years from the date the Plan is approved by the stockholders of the Company, commencing on July 1, 2021 and ending on (and including) July 1, 2030, in an amount equal to five percent (5%) of the total number of shares of the Company’s capital stock outstanding on the last day of the calendar month prior to the date of such automatic increase. Notwithstanding the foregoing, the Board may act prior to the first day of a given fiscal year to provide that there will be no increase in the number of Shares available for issuance under the Plan for such fiscal year or that the increase in the number of Shares available for issuance under the Plan for such year will be a lesser number of Shares than would otherwise occur pursuant to the preceding sentence.

4.                  Administration of the Plan.

(a)               General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Holders and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

(b)               Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of the Applicable Laws.

(c)               Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)               to administer the Plan and to adopt, amend and rescind from time to time rules and regulations for the administration of the Plan;

(ii)             to determine the Fair Market Value of the Common Stock in accordance with Section 2(v) of the Plan; provided that such determination shall be applied consistently with respect to Holders under the Plan;

(iii)            to select the Employees and Consultants to whom Awards may from time to time be granted;

(iv)            to determine whether and to what extent Plan awards are granted;

(v)             to determine the number of Shares to be covered by each Award (other than a cash-based Other Award), and the amount of cash to be covered by each cash-based Other Award;

(vi)            to approve the form(s) of Award Agreement(s) and other related documents used under the Plan;

(vii)          to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may vest and/or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Holder’s transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Award, Optioned Stock, Restricted Stock, Restricted Stock Unit or Share underlying an Other Award;

(viii)        to determine whether and under what circumstances an Award may be settled in cash under Section 10(e) instead of Common Stock;

(ix)           subject to Applicable Laws and Section 4(h) of the Plan, to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate; provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(x)             to amend, waive or otherwise adjust the terms and conditions of any outstanding Award, any Award Agreement or any other agreement related to any Optioned Stock, Restricted Stock, Restricted Stock Unit or Share underlying an Other Award, including any amendment adjusting vesting or exercisability (e.g., in connection with a change in the terms or conditions under which such person is providing services to the Company); provided that no such amendment, waiver or adjustment shall be made that would materially and adversely affect the rights of any Holder without his or her consent; and provided, further, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code;

(xi)            to (A) extend the term of any Award, including, without limitation, extending the period following a termination of a Holder’s Continuous Service Status during which any such Award may remain outstanding or (B) provide for the accrual of dividends or dividend equivalents with respect to any such Award; provided that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code; and provided, further, that no payment in respect of accrued dividends or dividend equivalents shall be made prior to the vesting of the relevant Award;

(xii)          to construe and interpret the terms of the Plan, any Award Agreement and any agreement related to any Optioned Stock, Restricted Stock, Restricted Stock Unit or Share underlying an Other Award, which constructions, interpretations and decisions shall be final and binding on all Holders;

(xiii)        in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Awards to Holders who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs;

(xiv)         to approve addenda pursuant to Section 4(d) of the Plan or to grant Awards to, or to modify the terms of any outstanding Award Agreement or any agreement related to any Optioned Stock, Restricted Stock, Restricted Stock Unit or Share underlying an Other Award held by, Holders who are foreign nationals or employed outside of the United States with such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences; and

(xv)          to exercise discretion to take or make any and all other actions or determinations which it determines to be necessary or advisable for the administration of the Plan.

(d)               Addenda. The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Employees or Consultants, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which, if so required under Applicable Laws, may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

(e)               Delegation of Administration of the Plan. Subject to Applicable Laws, the Administrator, in its discretion, may delegate to one or more officers of the Company the power to designate Employees who are not officers of the Company to be recipients of Options, and to determine the number of such Options to be received by such Employees; provided, however, that the resolution so authorizing such officer(s) shall specify the total number of Options the officer(s) may so award and may not delegate the authority to set the exercise price or the vesting terms of such Options. Any such delegation by the Administrator shall also provide that such officer(s) may not grant Awards to himself or herself (or other officers of the Company) without the approval of the Administrator. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(f)                Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

(g)               Decisions of the Administrator. Decisions of the Administrator shall be final, binding and conclusive on all parties. For the avoidance of doubt, the Administrator may exercise all discretion granted to it under the Plan in a non-uniform manner among Holders and Awards, and the Administrator may take different actions with respect to the vested and unvested portions of an Award.

(h)               Shareholder Approval Required for Repricing. Notwithstanding any provision of this Plan to the contrary, in no event shall (i) any repricing (within the meaning of U.S. generally accepted accounting principles or any applicable Stock Exchange rule) of Options issued under the Plan be permitted at any time under any circumstances, (ii) any new Awards be issued in substitution for outstanding Options previously granted to Holders if such action would be considered a repricing (within the meaning of U.S. generally accepted accounting principles or any applicable Stock Exchange rule) or (iii) any Option or stock appreciation right (x) have its exercise price be reduced or (y) be purchased (or otherwise “cashed out”) by the Company if, on the date of such purchase, the exercise price per Share covered by such Option or stock appreciation right is less than 100% of the Fair Market Value of a Share on such date, in the case of each (i)-(iii), unless the approval of the stockholders of the Company has been obtained to take such action.

5.                  Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units and Other Awards may be granted to Employees and Consultants, subject to Applicable Laws. Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary.

6.                  Limitations.

(a)               ISO $100,000 Limitation. Notwithstanding any designation under Section 8(a), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Non-statutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(b)               No Employment Rights. Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuation of an employment or consulting relationship with the Company (or any Parent, Subsidiary or Affiliate), nor shall it interfere in any way with (i) such Holder’s right or the Company’s right (or the Parent’s, Subsidiary’s or Affiliate’s right) to terminate the employment or consulting relationship at any time for any reason, or (ii) the Company’s right to increase or decrease the compensation of the Holder from the rate in existence at the time of the grant of an Award. No payment with respect to any Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(c)               No Right to Awards. No person shall have any claim or right to receive an Award hereunder. The Administrator’s granting of an Award to a Holder at any time shall neither require the Administrator to grant an Award to such Holder, or to any other Holder or other person at any time, nor preclude the Administrator from making subsequent grants to such Holder or any other Holder or other person.

(d)               Limitation on Grants to Non-Employee Directors. The maximum number of Shares subject to Awards (and of cash subject to cash-based Other Awards) granted under the Plan or otherwise during any one fiscal year to any Director (other than a Director who is also an Employee) for service on the Board, taken together with any cash fees paid by the Company to such Director during such fiscal year for service on the Board, will not exceed $600,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, however, that with respect to the first fiscal year during which such a Director serves on the Board (or, in the event such Director does not receive any Awards during such first fiscal year, the second fiscal year during which such a Director serves on the Board), such maximum total value shall instead be $900,000.

7.                  Term of Plan. The Plan shall become effective as of the IPO date, subject to the approval of the stockholders of the Company as provided in Section 27 of the Plan (the “Effective Date”). It shall continue in effect for a term of ten (10) years from the Effective Date unless sooner terminated under Section 17(a) of the Plan.

8.                  Stock Options.

Upon the grant of any Option, the Company and the Optionee shall enter into an Option Agreement. The terms and conditions of each such Option Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Optionees.

(a)               Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-statutory Stock Option.

(b)               Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

(c)               Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be set forth in the Option Agreement and such price as is determined by the Administrator but shall be subject to the following:

(i)                 In the case of an Incentive Stock Option

(A)             granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B)              granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)              In the case of a Nonstatutory Stock Option, the per Share exercise price shall be such price as is determined by the Administrator, provided that, if the per Share exercise price is less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, including Section 409A of the Code.

(iii)            Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(d)               Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option and to the extent required by Applicable Laws, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws, delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to the provisions of Section 153 of the Delaware General Corporation Law); (4) cancellation of indebtedness; (5) Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge); (6) a Cashless Transaction; (7) any combination of the foregoing methods of payment; or (8) such other consideration and method of payment as determined by the Administrator and to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

(e)               Exercise of Option.

(i)                 General.

(A)             Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. Any such vesting requirements or performance criteria may be based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, Continuous Service Status), or any other basis determined by the Administrator in its sole discretion. Each Option shall be exercisable in whole or in part. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(B)              Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Holder’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Holder continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(C)              Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, or a minimum aggregate exercise price; provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(D)             Procedures for and Results of Exercise. An Option shall be deemed exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised and has paid, or made arrangements to satisfy, any Tax Withholding Obligations in accordance with Section 12 of the Plan. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(d) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise. The exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(E)              Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

(ii)              Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 8(e), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Shares underlying his or her Option at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7 of the Plan).

The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

(A)             Termination other than Upon Disability or Death or for Cause. In the event of termination of Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (B), (C) and (D) below, such Optionee may exercise an Option until the earlier of (1) three months following the date of such termination (to the extent the Optionee was vested in the Shares underlying the Option as of the date of such termination), if the Optionee’s Continuous Service Status is terminated prior to the Optionee completing two full years of Continuous Service Status; (2) seven years following the date of such termination (to the extent the Optionee was vested in the Shares underlying the Option as of the date of such termination), if the Optionee’s Continuous Service Status is terminated on or after the Optionee completing two or more full years of Continuous Service Status; or (3) the expiration of the term of such Option; provided, however, that the Administrator may in the Option Agreement specify a shorter or longer period of time (but not beyond the expiration date of the Option) following termination of Optionee’s Continuous Service Status during which Optionee may exercise the Option as to Shares that were vested and exercisable as of the date of termination of Optionee’s Continuous Service Status. No termination shall be deemed to occur and this Section 8(e)(ii)(A) shall not apply if (y) the Optionee is a Consultant who becomes an Employee, or (z) the Optionee is an Employee who becomes a Consultant.

(B)              Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her Disability, such Optionee may exercise an Option until the earlier of (1) any time within twelve months following the date of such termination (to the extent the Optionee was vested in the Shares underlying the Option as of the date of such termination), if the Optionee’s Continuous Service Status is terminated prior to the Optionee completing two full years of Continuous Service Status; (2) any time within seven years following the date of such termination (to the extent the Optionee was vested in the Shares underlying the Option as of the date of such termination), if the Optionee’s Continuous Service Status is terminated on or after the Optionee completing two or more full years of Continuous Service Status; or (3) the expiration of the term of such Option.

(C)              Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance until the earliest of (1) any time within twelve months following the date of death (to the extent the Optionee was vested in the Shares underlying the Option as of the date of death, or the date the Optionee’s Continuous Service Status terminated, if earlier), if the Optionee’s Continuous Service Status is terminated prior to the Optionee completing two full years of Continuous Service Status; (2) any time within seven years following the date of death (to the extent the Optionee was vested in the Shares underlying the Option as of the date of death, or the date the Optionee’s Continuous Service Status terminated, if earlier), if the Optionee’s Continuous Service Status is terminated on or after the Optionee completing two or more full years of Continuous Service Status; or (3) the expiration of the term of such Option.

(D)             Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status. If an Optionee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option. The Administrator shall have authority to effect such procedures and take such actions as are necessary to carry out the legal intent of this Section 8(e)(ii)(D), including such procedures and actions as are required to cause the Optionee to return to the Company Shares purchased under the Option that have been purchased or that vested within six months of the events giving rise to the for-Cause termination of the Optionee’s Continuous Service Status and, if such Shares have been transferred by the Optionee, to remit to the Company the value of such transferred Shares.

9.              Restricted Stock Awards.

(a)               Nature of Restricted Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Administrator) to an eligible individual (as determined under Section 5 of the Plan) a Restricted Stock Award under the Plan. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on Continuing Service Status, achievement of pre-established performance goals and objectives and/or such other criteria as the Administrator may determine. Upon the grant of a Restricted Stock Award, the Company and the Holder shall enter into a Restricted Stock Agreement. The terms and conditions of each such Restricted Stock Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Holders.

(b)               Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a Holder of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Restricted Stock Agreement. The Holder shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(c)               Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Agreement. Except as may otherwise be provided by the Administrator either in the Restricted Stock Agreement or, subject to Section 13 below, in writing after the Restricted Stock Agreement is issued, if a Holder’s Continuous Service Status terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d)               Vesting of Restricted Stock. The Administrator at the time of grant shall specify in the Restricted Stock Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Agreement. Any vesting criteria may be based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, Continuous Service Status), or any other basis determined by the Administrator in its sole discretion. Notwithstanding the foregoing, at any time after the delivery of Restricted Stock, the Administrator, in its sole discretion, may reduce or waive any applicable vesting criteria.

(e)               Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the lapsing of Company repurchase rights shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, such lapsing shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Holder’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given “vesting” credit with respect to Shares purchased pursuant to the Restricted Stock Agreement to the same extent as would have applied had the Holder continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(f)                Termination of Continuous Service Status. Unless otherwise provided in the applicable Restricted Stock Agreement, in the event the Holder’s Continuous Service Status is terminated for any reason (including death or Disability) prior to the vesting of a Share of Restricted Stock, such Share shall be (i) forfeited for no consideration, in the event it was granted to the Holder, or (ii) subject to a repurchase option exercisable by the Company at the original purchase price paid by the Holder, in the event it was purchased by the Holder.

(g)               Other Provisions. The Restricted Stock Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

10.              Restricted Stock Units.

(a)               Nature of Restricted Stock Units. The Administrator may, in its sole discretion, grant to an eligible person (as determined under Section 5 of the Plan) Restricted Stock Units under the Plan. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on Continuous Service Status, achievement of pre-established performance goals and objectives and/or other such criteria as the Administrator may determine Upon the grant of Restricted Stock Units, the Holder and the Company shall enter into an Restricted Stock Unit Agreement. The terms and conditions of each such Restricted Stock Unit Agreement shall be determined by the Administrator and may differ among individual Awards and Holders. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or Shares, as specified in the Restricted Stock Unit Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b)               Rights as a Stockholder. A Holder shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A Holder shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Restricted Stock Unit Agreement.

(c)               Award Terms. When Restricted Stock Units are granted under the Plan, the Company shall advise the recipient in writing of the terms, conditions and restrictions applicable to the Award, including the number of Restricted Stock Units that such person shall be entitled to receive. The offer to receive Restricted Stock Units shall be accepted by execution of a Restricted Stock Unit Agreement.

(d)               Vesting and Settlement. The Administrator may, in its sole discretion, set vesting criteria for the Restricted Stock Units that must be met in order to be eligible to receive a payout pursuant to the Award (note that the Administrator may specify additional conditions which must also be met in order to receive a payout pursuant to the Award). Any such vesting criteria may be based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, Continuous Service Status), or any other basis determined by the Administrator in its sole discretion. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any applicable vesting criteria.

(e)               Form and Timing of Settlement. Settlement of earned Restricted Stock Units will be made upon the date(s) determined by the Administrator and may be subject to additional conditions, if any, each as set forth in the Restricted Stock Unit Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(f)                Termination. Except as may otherwise be provided by the Administrator either in the Restricted Stock Unit Agreement or in writing after the Restricted Stock Unit Agreement is issued, a Holder’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the Holder’s cessation of Continuous Service Status with the Company and any Subsidiary for any reason.

(g)               Other Provisions. The Restricted Stock Unit Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Unit Agreements need not be the same with respect to each Holder.

11.              Other Awards.

(a)               General. The Administrator may from time to time grant cash-based, equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such Other Award may (i) involve the transfer of actual Shares to Holders, either at the time of grant or thereafter, or payment in cash or otherwise, (ii) be subject to performance-based vesting conditions and/or multipliers and/or service-based vesting conditions, (iii) be in the form of cash, stock appreciation rights, phantom stock, performance shares, deferred share units, share-denominated performance units or other similar awards and (iv) be designed to comply with Applicable Laws of jurisdictions other than the United States; provided that each cash-based Other Award shall be denominated in cash and each equity-based or equity-related Other Award shall be denominated in, or shall have a value determined by reference to, a number of Shares, in each case that is specified (or will be determined using a formula that is specified) at the time of the grant of such Other Award.

(b)               Award Terms. When Other Awards are granted under the Plan, the Company shall advise the recipient in writing of the terms, conditions and restrictions applicable to the Other Award. The offer to receive Other Awards shall be accepted by execution of an Other Award Agreement in the form determined by the Administrator.

(c)               Vesting, Settlement and Payment. The Administrator may, in its sole discretion, set vesting criteria for the Other Award that must be met in order to be eligible to receive a payout pursuant to the Award (note that the Administrator may specify additional conditions which must also be met in order to receive a payout pursuant to the Award). Any such vesting criteria may be based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, Continuous Service Status), or any other basis determined by the Administrator in its sole discretion. Notwithstanding the foregoing, at any time after the grant of the Other Award, the Administrator, in its sole discretion, may reduce or waive any applicable vesting criteria.

(d)               Form and Timing of Settlement or Payment. Settlement or payment of earned Other Awards will be made upon the date(s) determined by the Administrator and may be subject to additional conditions, if any, each as set forth in the Other Award Agreement. The Administrator will settle earned cash-based Other Awards solely in cash but, in its sole discretion, may settle earned equity-based or equity related Other Awards in cash, Shares, or a combination of both.

(e)               Other Provisions. The Other Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. The provisions of Other Award Agreements need not be the same with respect to each Holder.

(f)                Rights as a Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) (if any), no right to vote or receive dividends or any other rights as a holder of capital stock shall exist with respect to the equity-based or equity-related Other Awards. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

12.              Taxes.

(a)               Tax Withholding Obligations.

(i)                 As a condition of the grant, vesting and exercise or settlement of an Award, the Holder (or, in the case of the Holder’s death or a permitted transferee, the person holding, exercising or receiving the proceeds of the Award) shall make such arrangements as the Administrator may require for the satisfaction of any Tax Withholding Obligations that may arise in connection with such Award. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.

(ii)              The Company’s required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the satisfaction of any Tax Withholding Obligations that may arise in connection with such Award. The Administrator may, in its sole discretion, permit or require a Holder (or, in the case of the Holder’s death or a permitted transferee, the person holding, exercising or receiving the proceeds of the Award) to satisfy all or part of his or her Tax Withholding Obligations by remitting cash to the Company, by Cashless Transaction or by surrendering Shares (either directly or by stock attestation) that he or she previously acquired; provided that, unless specifically permitted by the Administrator (i) any Cashless Transaction must be an approved broker-assisted Cashless Transaction and the Shares withheld in the Cashless Transaction must be limited to avoid financial accounting charges under applicable accounting guidance, and (ii) any surrendered Shares must have been previously held for any minimum duration required to avoid financial accounting charges under applicable accounting guidance. Any payment of taxes by surrendering Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission. In addition, upon the exercise or settlement of any Award in cash, or the making of any other payment with respect to any Award (other than in Shares), the Company shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy any Tax Withholding Obligations attributable to such exercise, settlement or payment.

(b)               Compliance with Section 409A. Notwithstanding anything to the contrary contained in this Plan, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Holder holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six months following the date of such Holder’s “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Holder’s death.

(c)               Deferral of Award Benefits. The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Holders whom it selects to (i) defer compensation payable pursuant to the terms of an Award, or (ii) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator’s establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A and the Guidance.

13.              Transfer Restrictions. Unless otherwise determined by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Holder will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 13. Upon the death of a Holder, outstanding Awards granted to such Holder may be exercised only by the executors or administrators of the Holder’s estate, by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution or by another transferee permitted by the Administrator pursuant to this Section 13. No transfer by will, the laws of descent and distribution or otherwise of any Award, or of the right to exercise any Award, shall be effective to bind the Company unless (a) the Administrator shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer, (b) if the transfer was other than by will or by the laws of descent or distribution, the Administrator has provided its written consent to such transfer, and (c) the Administrator shall have been furnished with an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Holder, to be bound by the acknowledgements made by the Holder in connection with the grant of the Award and, if the transfer was other than by will or by the laws of descent or distribution, to be bound by any additional conditions the Administrator may, in its sole discretion, impose. For the avoidance of doubt, to the extent an unvested Award is transferred, the Continuous Service Status of the Holder will continue to determine, without limitation, the vesting and exercisability of such Award, to the same extent that the Continuous Service Status of the Holder would have done so had the Holder continued to directly hold such Award.

14.              Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a)               Changes in Capitalization. Subject to any action required under Applicable Laws by the stockholders of the Company, (i) the numbers and class (or type) of Shares, units representing Shares, or other stock or securities: (x) available for future Awards (including pursuant to Incentive Stock Options) under Section 3(a) of the Plan and (y) covered by each outstanding Award, (ii) the price per Share covered by each such outstanding Option, and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, shall be proportionately adjusted (or substituted) by the Administrator in the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, exchange of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, change in corporate structure, other increase or decrease in the number of Shares or other similar occurrence. Any adjustment by the Administrator pursuant to this Section 14 shall be made in the Administrator’s sole discretion and shall be final, binding and conclusive. Except as expressly provided herein, (I) no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to, or the terms related to, an Award, and (II) no Holder shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. If, by reason of a transaction described in this Section 14 or an adjustment pursuant to this Section 14, a Holder’s Award Agreement or agreement related to any Optioned Stock, Restricted Stock, Restricted Stock Unit or Share underlying an Other Award covers additional or different shares of stock or securities (or units representing additional or different shares of stock or securities), then such additional or different shares (and the units representing such additional or different shares), and the Award Agreement or agreement related to the Optioned Stock, Restricted Stock, Restricted Stock Unit or Share underlying an Other Award in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award, Optioned Stock, Restricted Stock, Restricted Stock Units or Shares underlying an Other Award prior to such adjustment.

(b)               Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c)               Corporate Transactions. In the event of (i) a transfer of all or substantially all of the Company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the total Voting Power of the Company, or (iv) a Change of Control (each transaction set forth in clauses (i) through (iv) hereof, a “Corporate Transaction”), each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Holder and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Holder, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or equity awards for such Awards; (D) the cancellation of such Awards in exchange for a payment to the Holders equal to the excess (if any) of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Corporate Transaction (which may, for this purpose, be determined by reference to the value, as determined by the Administrator, of the property (including cash) received by the holder of a Share as a result of such Corporate Transaction) over (2) the exercise price or purchase price paid or to be paid for the Shares subject to the Awards (if any); or (E) the opportunity for Optionees to exercise their Options prior to the occurrence of the Corporate Transaction and the termination (for no consideration) upon the consummation of such Corporate Transaction of any Options not exercised prior thereto.

(d)               Savings Clause. No provision of this Section 14 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Furthermore, no provision of this Section 14 shall be given effect to the extent such provision would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act.

15.              Change of Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change of Control as may be provided in the Award Agreement for such Award.

16.              Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

17.              Amendment and Termination of the Plan.

(a)               Authority to Amend or Terminate. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan, but no amendment, alteration, suspension, discontinuation or termination (other than an adjustment pursuant to Section 14 of the Plan) shall be made that would materially and adversely affect the rights of any Holder under any outstanding Award, without his or her consent. The preceding sentence shall not restrict the Administrator’s ability to exercise its discretionary authority hereunder, which discretion may be exercised without amendment to the Plan. No provision of this Section 17 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

18.              Conditions Upon Issuance of Shares; Securities Matters. The Company shall be under no obligation to affect the registration pursuant to the Securities Act of 1933, as amended, of any Shares to be issued hereunder or to effect similar compliance under any state, local or non-U.S. laws. Notwithstanding any other provision of the Plan or any Award Agreement, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. The Administrator may require, as a condition to the issuance of Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that any related certificates representing such Shares bear such legends, as the Administrator, in its sole discretion, deems necessary or desirable. The exercise or settlement of any Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise or settlement is in compliance with all Applicable Laws. The Company may, in its sole discretion, defer the effectiveness of any exercise or settlement of an Award granted hereunder in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under U.S. federal, state, local or non-U.S. securities laws. The Company shall inform the Holder in writing of its decision to defer the effectiveness of the exercise or settlement of an Award granted hereunder. During the period that the effectiveness of the exercise of an Award has been deferred, the Holder may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

19.              Recoupment. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Holder under this Plan. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Holder and the Company.

20.              Changes in Status & Leaves of Absence. The Administrator shall have the discretion to determine (whether by establishing a policy applicable to the treatment of any or all Awards in such circumstances, or by making an individualized determination) at any time whether and to what extent any tolling, reduction, vesting-extension, forfeiture or other treatment should be applied to an Award in connection with a Holder’s leave of absence or a change in a Holder’s regular level of time commitment to the Company (e.g., in connection with a change from full-time to part-time status); provided, however, that the Administrator shall not have any such discretion (whether pursuant to a policy or specific determination) to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code; and provided, further, that in the absence of a determination to the contrary by the Administrator, vesting shall continue during any paid leave and shall be tolled during any unpaid leave (in all cases, unless otherwise required by Applicable Laws). In the event of any such tolling, forfeiture, reduction or extension, the Holder shall have no right to the portion of the Award so tolled, forfeited, reduced or extended (except for the right that remains, if any, after the application of such action).

21.              Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Holder to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Holder within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

22.              Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23.              Agreements. Awards shall be evidenced by Award Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

24.              Section 409A.

(a)               Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Holder holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Holder’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(b)               With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Holder’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Holder was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Holder shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to Subsidiary and such Subsidiary ceases to be a Subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Holder who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

25.              Beneficiaries. Unless stated otherwise in an Award Agreement, a Holder may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Holder’s death. If no beneficiary was designated or if no designated beneficiary survives the Holder, then, after a Holder’s death, any vested Award(s) shall be transferred or distributed to the Holder’s estate.

26.              Expenses and Receipts. The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

27.              Stockholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Awards may be granted hereunder on and after adoption of the Plan by the Board.

28.              Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Holder shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Holder. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Holder will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

29.              Severability. If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

30.              Notice. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

31.              Governing Law; Interpretation of Plan and Awards.

(a)               This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

(b)               In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)               The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)               The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e)               All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Holder believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Holder may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

32.              Limitation on Liability. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Holder, an Employee or any other persons as to:

(a)               The Non-Issuance of Shares. The non-issuance or sale of Shares (including under Section 18 above) as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder.

(b)               Tax Consequences. Any tax consequence realized by any Holder, Employee or other person due to the receipt, vesting, exercise or settlement of any Award granted hereunder or due to the transfer of any Shares issued hereunder. The Holder is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Holder in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Holder. In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Holder will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Holder for the amount of any additional taxes, penalties or interest that result.

(c)               Forfeiture. The requirement that a Holder forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.

AFFIRM HOLDINGS, INC.

AMENDED AND RESTATED 2012 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Affirm Holdings, Inc., a Delaware corporation (the “Company”), pursuant to the Affirm Holdings, Inc. Amended and Restated 2012 Stock Plan and any applicable sub-plan for a particular country, as applicable (together, the “Plan”), has granted to Grantee set forth below (“Grantee”), as of the date set forth below (the “Date of Grant”), a restricted stock unit award covering the number of units set forth below (the “RSUs”), each of which represents one (1) share of the Company’s class A common stock (“Common Stock” and the shares of Common Stock underlying the RSUs, the “Shares”). The RSUs are subject to all of the terms and conditions set forth in this Restricted Stock Unit Grant Notice (the “Grant Notice”) and the Restricted Stock Unit Agreement (the “RSU Agreement”) and the Plan, both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Plan or the RSU Agreement will have the same definitions as in the Plan or the RSU Agreement. In the event of any conflict between the terms of the Grant Notice and the Plan, the terms of the Plan will control.

Grantee:	«Name of Grantee»

Board Approval Date:	«Date of Board Approval»

Date of Grant:	«Date of Grant»

Total Number of Restricted Stock Units Granted:	«Total Shares»

Vesting Commencement Date:	«Vesting Commencement Date»

Vesting Schedule:

«Vesting Schedule»

So long as Grantee’s Continuous Service Status does not terminate (and provided that no vesting shall occur following the date of such termination), the RSUs shall vest in accordance with the vesting schedule above. Each tranche of RSUs that vests, or is scheduled to vest, pursuant to this Grant Notice is hereby designated as a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

[Vesting Acceleration:]	[If, within the three (3) months prior to or eighteen (18) months following the occurrence of a Change in Control, Grantee’s Continuous Service Status is terminated by the Company without Cause (other than due to Grantee’s death or Disability) or Grantee resigns for Good Reason, then one hundred percent (100%) of the remaining unvested RSUs granted hereunder shall immediately vest pursuant to and in accordance with the terms of the Company’s Officer Severance Plan.]

Issuance Schedule:

Upon vesting, RSUs shall be settled in Shares on a date determined by the Company, in its sole and absolute discretion (but in no event later than two and one-half (2 ½) months after the end of the year in which the vesting date occurs).

Further, notwithstanding anything stated herein, in the RSU Agreement, the Plan or any other agreement applicable to the RSUs, the Company shall have the discretion to settle the RSUs prior to the time set forth herein to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4).

Mandatory Sale to Cover Tax Withholding Obligations/Company Withholding	As a condition to acceptance of this award of RSUs, to the greatest extent permitted under the Plan and Applicable Laws, any Tax Withholding Obligations will be satisfied through the sale of a number of the Shares issuable upon settlement determined in accordance with Section 5 of the RSU Agreement and the remittance of the cash proceeds of such sale to the Company. Under the RSU Agreement, the Company is authorized and directed by Grantee to make payment from the cash proceeds of the sale directly to the appropriate taxing authorities in an amount equal to the Tax Withholding Obligations. It is the Company’s intent that the mandatory sale to cover Tax Withholding Obligations imposed by the Company on Grantee in connection with the receipt of this Award comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and be interpreted to comply with the requirements of Rule 10b5-1(c). Notwithstanding the foregoing, in its sole discretion, pursuant to the RSU Agreement, the Company may instead withhold a number of the Shares issuable upon settlement determined in accordance with Section 5 of the RSU Agreement and make payments from its own funds to the appropriate taxing authorities in an amount equal to the Tax Withholding Obligations, or may enter into any other arrangement with Grantee to satisfy Grantee’s Tax Withholding Obligations in accordance with Section 5 of the RSU Agreement.

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By your signature and the signature of the Company’s representative below, you and the Company agree that (i) the RSUs are granted under and governed by the terms and conditions of the Affirm Holdings, Inc. Amended and Restated 2012 Stock Plan and the RSU Agreement, both of which are attached and made a part of this document and (ii) the RSUs granted hereby are in full satisfaction of any promise of a grant of stock options and/or restricted stock units to you as may be set forth in an offer letter (or similar agreement) between you and the Company.

In addition, you agree and acknowledge that your rights to any Shares upon the settlement of the RSUs will be received only when the RSUs vest, that the grant of the RSUs is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Grant Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

[Remainder of Page Intentionally Blank]

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Company:

Affirm Holdings, Inc.

By:

Title:

Grantee:

Name:

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AFFIRM HOLDINGS, INC.

2012 AMENDED AND RESTATED STOCK PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to your Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”), Affirm Holdings, Inc., a Delaware corporation (the “Company”), has granted you (“Grantee”), as of the Date of Grant set forth in the Grant Notice, a restricted stock unit award covering the number of units set forth in your Grant Notice (the “RSUs”), each of which represents one (1) share of the Company’s class A common stock (“Common Stock” and the shares of Common Stock underlying the RSUs, the “Shares”), pursuant to the Company’s Amended and Restated 2012 Stock Plan and any applicable sub-plan for a particular country (together, the “Plan”). Capitalized terms not explicitly defined in this Agreement but defined in the Plan or in the Grant Notice shall have the meaning ascribed to them in the Plan or in the Grant Notice. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan will control.

1.            No Stockholder Rights. Unless and until such time as Shares are issued pursuant to this Agreement in settlement of vested RSUs, Grantee shall have no ownership of the Shares allocated to the RSUs, including, without limitation, no right to dividends (or dividend equivalents) or to vote such Shares.

2.            Termination of Employment. Except as otherwise provided in the Plan or the Grant Notice, if Grantee’s Continuous Service Status terminates at any time for any reason, all RSUs for which vesting is no longer possible under the terms of the Grant Notice and this Agreement shall be forfeited to the Company on the date of such termination of Continuous Service Status, and all rights of Grantee to such RSUs shall immediately terminate at such time. Further, unless otherwise approved by the Company, Grantee’s right to vest in the RSUs will terminate as of such date and will not be extended by any contractual notice period or any period of “garden leave” or similar notice period mandated under employment laws in the jurisdiction where Grantee is employed or the terms of Grantee’s employment agreement, if any.

3.            Issuance of Shares of Stock. As soon as practicable following each vesting date (but in no event later than two and one-half (2 ½) months after the end of the year in which the vesting date occurs), the Company shall issue to Grantee the number of Shares equal to the aggregate number of RSUs that have vested pursuant to Grant Notice on such date and Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

4.            Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 4 of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.            Responsibility for Taxes. As a condition to the grant, vesting, and settlement of the RSUs, Grantee acknowledges that, regardless of any action taken by the Company or, if different, Grantee’s employer (the “Employer”), the ultimate liability for all income tax, social security contributions (including employer’s social security contributions to the extent such amounts may be lawfully recovered from Grantee), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (or any equivalent or similar taxes, contributions or other relevant tax-related items in any relevant jurisdiction) or required deductions, withholdings or payments legally applicable to him or her and related to the receipt, vesting or settlement of the RSUs, the issuance or subsequent sale of the Shares allocated to the RSUs, or the participation in the Plan (“Tax-Related Items”) is and remains Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Grantee further acknowledges and agrees that Grantee is solely responsible for filing all relevant documentation that may be required in relation to the RSUs or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company, its Parent, Subsidiaries or Affiliates (the “Company Group”) pursuant to Applicable Laws), such as, but not limited to, personal income tax returns or reporting statements in relation to the receipt, vesting or settlement of the RSUs, the issuance of the Shares allocated to the RSUs, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends.

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Grantee further acknowledges that the Company and/or the Employer: (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the receipt, vesting or settlement of the RSUs, the issuance or subsequent sale of the Shares allocated to the RSUs and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Grantee’s liability for Tax-Related Items or achieve any particular tax result. Grantee also understands that Applicable Laws may require varying RSU or Share valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Grantee under Applicable Laws.

Further, if Grantee is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Pursuant to this Agreement and subject to Applicable Laws, Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy Grantee’s Tax Withholding Obligations by (i) withholding from Grantee’s wages or other compensation paid to Grantee by the Company or the Employer, (ii) withholding from proceeds of the sale of Shares acquired pursuant to the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization) without further consent, (iii) withholding Shares that would otherwise be issued upon settlement of the RSUs or (iv) such other method as determined by the Company.

Depending on the method of satisfying the Tax Withholding Obligations, the Company may pay, withhold or account for such Tax Withholding Obligations by considering applicable minimum statutory withholding amounts or other applicable tax or withholding rates, including maximum applicable rates, in which case Grantee will receive a refund of any over-withheld or over-paid amount in cash and will have no entitlement to the Share equivalent.

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Grantee agrees to pay to the Company or the Employer any amount of Tax Withholding Obligations that the Company or the Employer may be required to pay, withhold or account for as a result of Grantee’s receipt, vesting or settlement of the RSUs, the issuance of the Shares allocated to the RSUs or the participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Grantee fails to comply with his or her obligations in connection with the Tax Withholding Obligations.

Grantee understands that Grantee may suffer adverse tax consequences as a result of Grantee’s receipt, the vesting and/or settlement of the RSUs, the issuance of Shares allocated to the RSUs and/or the disposition of such Shares. Grantee represents that Grantee has consulted any tax consultants Grantee deems advisable in connection with the receipt of the RSUs, the vesting and/or settlement of the RSUs, the issuance of Shares allocated to the RSUs and/or the disposition of such Shares and that Grantee is not relying on the Company (or the Employer) for any tax advice.

6.            Section 409A of the Code. All payments made and benefits provided under this Agreement are intended to be exempt from the requirements of Section 409A of the Code to the maximum extent permitted pursuant to Treasury Regulation Section 1.409A-1(b)(4) so that none of the payments or benefits will be subject to the adverse tax penalties imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt. In no event will the Company reimburse Grantee for any taxes or other penalties that may be imposed on Grantee as a result of Section 409A and, by accepting the RSUs, Grantee hereby indemnifies the Company for any liability that arises as a result of Section 409A.

7.            No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate Grantee’s employment or consulting relationship, for any reason, with or without cause.

8.            No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Grantee’s participation in the Plan, or Grantee’s receipt, vesting or settlement of the RSUs or the Shares allocated thereto or the sale of such Shares. Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan and the RSUs before accepting the RSUs or otherwise taking any action related to the RSUs or the Plan.

9.            Nature of Grant. In accepting the RSUs, Grantee acknowledges, understands and agrees that:

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(a)             the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)             the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c)             all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;

(d)             Grantee is voluntarily participating in the Plan;

(e)             the RSUs and the Shares allocated to the RSUs are not intended to replace any pension rights or compensation and are outside the scope of Grantee’s employment contract, if any;

(f)              the RSUs and the Shares allocated to the RSUs, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g)             unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(h)             no entity in the Company Group shall be liable for any foreign exchange rate fluctuation between Grantee’s local currency and the United States Dollar or the selection by the Company or any member of the Company Group in its sole discretion of an applicable foreign exchange rate that may affect the value of the RSUs (or the calculation of income or Tax-Related Items thereunder) or of any amounts due to Grantee pursuant to the settlement of the RSUs or the subsequent sale of the Shares allocated to the RSUs.

10.          Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax, or forty-eight (48) hours after being deposited in the U.S. mail or a comparable foreign mail service, as certified or registered mail with postage or shipping charges prepaid, addressed to the party to be notified at such party’s address as set forth below, as subsequently modified by written notice, or if no address is specified below, at the most recent address, email or fax number set forth in the Company’s books and records.

If to the Company, to:

650 California Street

Floor 12

San Francisco, CA 94108

Attn: Chief People Officer

Email: equity@affirm.com

If to Grantee, to: Grantee’s last residence shown on the records of the Company or its affiliates.

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11.          Data Protection.

(a)             To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about Grantee and to transfer this data to certain third parties such as brokers with whom Grantee may elect to deposit any share capital under the Plan. Grantee consents to the Company (or its payroll administrators) collecting, holding and processing Grantee’s personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.

(b)             Grantee understands that Grantee may, at any time, view Grantee’s personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer Grantee’s involvement in the Plan in a timely fashion or at all and this may be detrimental to Grantee.

12.          Miscellaneous.

(a)             Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b)             Jurisdiction and Venue. THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING FROM OR RELATED TO THIS AGREEMENT SHALL BE BROUGHT AND TRIED EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES EXPRESSLY ACKNOWLEDGE THAT THE STATE OF CALIFORNIA IS A FAIR, JUST AND REASONABLE FORUM AND AGREE NOT TO SEEK REMOVAL OR TRANSFER OF ANY ACTION FILED BY ANY OF THE OTHER PARTIES IN SUCH COURTS. FURTHERMORE, THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY CERTIFIED MAIL ADDRESSED TO A PARTY AT THE ADDRESS DESIGNATED PURSUANT TO SECTION 10 SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PARTY FOR ANY ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT MAY BE ENFORCED IN ANY OTHER COURT TO WHOSE JURISDICTION ANY OF THE PARTIES IS OR MAY BE SUBJECT.

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(c)             Addendum and Sub-Plans. Notwithstanding any provisions in this Agreement, the RSUs shall be subject to any special terms and conditions set forth in any Addendum to this Agreement for Grantee’s country (the “Addendum”). Moreover, if Grantee relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement. Furthermore, the Plan shall be deemed to include any special terms and conditions set forth in any applicable sub-plan for Grantee’s country, and, if Grantee relocates to a country for which the Company has established a sub-plan, the special terms and conditions for such country will apply to Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.

(d)             Entire Agreement; Enforcement of Rights; Amendment. This Agreement, together with the Plan and the Grant Notice, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions or agreements between them. Except as contemplated by the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement to the extent it would materially and adversely affect the rights of Grantee. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Grantee, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection with the RSUs.

(e)             Severability. If one or more provisions of this Agreement, the Grant Notice or the Plan are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties do not reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, the Grant Notice and the Plan, (ii) the balance of this Agreement, the Grant Notice and the Plan shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement, the Grant Notice and the Plan shall be enforceable in accordance with its terms.

(f)              Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

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(g)             Counterparts; Electronic Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Facsimile, email or other electronic execution and delivery of this Agreement (including, but not limited to, execution by electronic signature or click-through electronic acceptance) shall constitute valid and binding execution and delivery for all purposes and shall be deemed to be, and have the effect of, an original signature.

(h)             Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Grantee under this Agreement may only be assigned with the prior written consent of the Company.

(i)              Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Grantee is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(j)              Imposition of Other Requirements. The Company reserves the right to impose other requirements on Grantee’s participation in the Plan, on the RSUs and on any Shares allocated to the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Grantee also acknowledges that the Applicable Laws of the country in which Grantee is residing or working at the time of grant, vesting and settlement of the RSUs or the sale of Shares received pursuant to the RSUs (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may subject Grantee to additional procedural or regulatory requirements that Grantee is and will be solely responsible for and must fulfill. Such requirements may be outlined in but are not limited to the Addendum. Notwithstanding any provision herein, the RSUs and Grantee’s participation in the Plan shall be subject to any applicable special terms and conditions or disclosures as set forth in the Addendum.

(k)             Electronic Delivery. The Company may, in its sole discretion, decide to deliver to Grantee by email or any other electronic means any documents, elections or notices related to this Agreement, the RSUs, the Shares allocated to the RSUs, Grantee’s current or future participation in the Plan, securities of the Company or any member of the Company Group or any other matter, including documents, elections and/or notices required to be delivered to Grantee by applicable securities law or any other Applicable Laws or the Company’s Amended Certificate of Incorporation or Bylaws. By accepting this Agreement, whether electronically or otherwise, Grantee hereby consents to receive such documents and notices by such electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including, but not limited to, the use of electronic signatures or click-through electronic acceptance of terms and conditions.

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13.          Effect of Agreement. Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the terms of this Agreement), and hereby accepts this award of RSUs and agrees to be bound by its contractual terms as set forth herein and in the Plan. Grantee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the RSUs.

[Signature Page Follows]

12

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to Grantee (including through an online acceptance process) is acceptable.

Company:

Affirm Holdings, Inc.

By:

Title:

Grantee:

Name:

Address:

13

Country-Specific Addendum

[●]

14

AFFIRM HOLDINGS, INC.

AMENDED AND RESTATED 2012 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT FOR DIRECTORS

Affirm Holdings, Inc., a Delaware corporation (the “Company”), pursuant to the Affirm Holdings, Inc. Amended and Restated 2012 Stock Plan (the “Plan”), has granted to the non-employee director set forth below (“Grantee”) , as of the date set forth below (the “Date of Grant”), a restricted stock unit award covering the number of units set forth below (the “RSUs”), each of which represents one (1) share of the Company’s class A common stock (“Common Stock” and the shares of Common Stock underlying the RSUs, the “Shares”). The RSUs are subject to all of the terms and conditions set forth in this Restricted Stock Unit Grant Notice for Directors (the “Grant Notice”) and the Director Restricted Stock Unit Agreement (the “Director RSU Agreement”) and the Plan, both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Plan or the Director RSU Agreement will have the same definitions as in the Plan or the Director RSU Agreement. In the event of any conflict between the terms of the Grant Notice and the Plan, the terms of the Plan will control.

Grantee:	«Name of Grantee»

Board Approval Date:	«Date of Board Approval»

Date of Grant:	«Date of Grant»

Total Number of Restricted Stock Units Granted:	«Total Shares»

Vesting Commencement Date:	«Vesting Commencement Date»

Vesting Schedule:	«Vesting Schedule»

Vesting Acceleration:	In the event of a Change of Control, any unvested portion of this award of RSUs shall become immediately vested in full as of immediately prior to the effective date of the Change of Control, subject to the consummation of the Change of Control.

Issuance Schedule:	Upon vesting, RSUs shall be settled in Shares on a date determined by the Company, in its sole and absolute discretion (but in no event later than two and one-half (2 ½) months after the end of the year in which the vesting date occurs).

Further, notwithstanding anything stated herein, in the Director RSU Agreement, the Plan or any other agreement applicable to the RSUs, the Company shall have the discretion to settle the RSUs prior to the time set forth herein to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4).

By your signature and the signature of the Company’s representative below, you and the Company agree that (i) the RSUs are granted under and governed by the terms and conditions of the Affirm Holdings, Inc. Amended and Restated 2012 Stock Plan and the Director RSU Agreement, both of which are attached and made a part of this document and (ii) the RSUs granted hereby are in full satisfaction of any promise of a grant of stock options and/or restricted stock units to you as may be set forth in an offer letter (or similar agreement) between you and the Company.

In addition, you agree and acknowledge that your rights to any Shares upon the settlement of the RSUs will be received only when the RSUs vest, that the grant of the RSUs is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Grant Notice or the attached documents confers upon you any right to continue as a director of the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate such directorship at any time, for any reason, with or without cause.

[Remainder of Page Intentionally Blank]

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Company:

Affirm Holdings, Inc.

By:
Title:

Grantee:

Name:

3

AFFIRM HOLDINGS, INC.

2012 AMENDED AND RESTATED STOCK PLAN

DIRECTOR RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to your Restricted Stock Unit Grant Notice for Directors (the “Grant Notice”) and this Director Restricted Stock Unit Agreement (this “Agreement”), Affirm Holdings, Inc., a Delaware corporation (the “Company”), has granted you (“Grantee”), as of the Date of Grant set forth in the Grant Notice, a restricted stock unit award covering the number of units set forth in your Grant Notice (the “RSUs”), each of which represents one (1) share of the Company’s class A common stock (“Common Stock” and the shares of Common Stock underlying the RSUs, the “Shares”), pursuant to the Company’s Amended and Restated 2012 Stock Plan (the “Plan”). Capitalized terms not explicitly defined in this Agreement but defined in the Plan or in the Grant Notice shall have the meaning ascribed to them in the Plan or in the Grant Notice. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan will control.

1.                  No Stockholder Rights. Unless and until such time as Shares are issued pursuant to this Agreement in settlement of vested RSUs, Grantee shall have no ownership of the Shares allocated to the RSUs, including, without limitation, no right to dividends (or dividend equivalents) or to vote such Shares.

2.                  Termination of Directorship. Except as otherwise provided in the Plan or the Grant Notice, if Grantee’s Continuous Service Status terminates at any time for any reason, all RSUs for which vesting is no longer possible under the terms of the Grant Notice and this Agreement shall be forfeited to the Company on the date of such termination of Continuous Service Status, and all rights of Grantee to such RSUs shall immediately terminate at such time.

3.                  Issuance of Shares of Stock. As soon as practicable following each vesting date (but in no event later than two and one-half (2 ½) months after the end of the year in which the vesting date occurs), the Company shall issue to Grantee the number of Shares equal to the aggregate number of RSUs that have vested pursuant to Grant Notice on such date and Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

4.                  Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 4 of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.                  Responsibility for Taxes.

(a)               As a condition to the grant, vesting, and settlement of the RSUs, Grantee acknowledges that, regardless of any action taken by the Company or, if different, the Affiliate to which Grantee provides Continuous Service (the “Service Recipient”), the ultimate liability for all income tax, social security contributions, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (or any equivalent or similar taxes, contributions or other relevant tax-related items in any relevant jurisdiction) or required deductions, withholdings or payments legally applicable to him or her and related to the receipt, vesting or settlement of the RSUs, the issuance or subsequent sale of the Shares allocated to the RSUs, or the participation in the Plan (“Tax-Related Items”) is and remains Grantee’s responsibility. Grantee further acknowledges and agrees that Grantee is solely responsible for filing all relevant documentation that may be required in relation to the RSUs or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company, its Parent, Subsidiaries or Affiliates (the “Company Group”) pursuant to Applicable Laws), such as, but not limited to, personal income tax returns or reporting statements in relation to the receipt, vesting or settlement of the RSUs, the issuance of the Shares allocated to the RSUs, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares and the receipt of any dividends.

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(b)               Grantee further acknowledges that the Company and/or the Service Recipient: (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the receipt, vesting or settlement of the RSUs, the issuance or subsequent sale of the Shares allocated to the RSUs and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Grantee’s liability for Tax-Related Items or achieve any particular tax result. Grantee also understands that Applicable Laws may require varying RSU or Share valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Grantee under Applicable Laws.

(c)               Grantee understands that Grantee may suffer adverse tax consequences as a result of Grantee’s receipt, the vesting and/or settlement of the RSUs, the issuance of Shares allocated to the RSUs and/or the disposition of such Shares. Grantee represents that Grantee has consulted any tax consultants Grantee deems advisable in connection with the receipt of the RSUs, the vesting and/or settlement of the RSUs, the issuance of Shares allocated to the RSUs and/or the disposition of such Shares and that Grantee is not relying on the Company (or the Service Recipient) for any tax advice.

6.                  Section 409A of the Code. All payments made and benefits provided under this Agreement are intended to be exempt from the requirements of Section 409A of the Code to the maximum extent permitted pursuant to Treasury Regulation Section 1.409A-1(b)(4) so that none of the payments or benefits will be subject to the adverse tax penalties imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt. In no event will the Company reimburse Grantee for any taxes or other penalties that may be imposed on Grantee as a result of Section 409A and, by accepting the RSUs, Grantee hereby indemnifies the Company for any liability that arises as a result of Section 409A.

7.                  No Obligation to Continue Directorship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue Grantee’s directorship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate Grantee’s directorship, for any reason, with or without cause.

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8.                  No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Grantee’s participation in the Plan, or Grantee’s receipt, vesting or settlement of the RSUs or the Shares allocated thereto or the sale of such Shares. Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan and the RSUs before accepting the RSUs or otherwise taking any action related to the RSUs or the Plan.

9.                  Nature of Grant. In accepting the RSUs, Grantee acknowledges, understands and agrees that:

(a)               the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)               the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c)               all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;

(d)               Grantee is voluntarily participating in the Plan;

(e)               the RSUs and the Shares allocated to the RSUs are not intended to replace any pension rights or compensation;

(f)                the RSUs and the Shares allocated to the RSUs, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; and

(g)               unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.

10.              Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax, or forty-eight (48) hours after being deposited in the U.S. mail or a comparable foreign mail service, as certified or registered mail with postage or shipping charges prepaid, addressed to the party to be notified at such party’s address as set forth below, as subsequently modified by written notice, or if no address is specified below, at the most recent address, email or fax number set forth in the Company’s books and records.

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If to the Company, to:

650 California Street

Floor 12
San Francisco, CA 94108
Attn: Chief People Officer

Email: equity@affirm.com

If to Grantee, to: Grantee’s last residence shown on the records of the Company or its affiliates.

11.              Data Protection.

(a)               To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about Grantee and to transfer this data to certain third parties such as brokers with whom Grantee may elect to deposit any share capital under the Plan. Grantee consents to the Company (or its payroll administrators) collecting, holding and processing Grantee’s personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.

(b)               Grantee understands that Grantee may, at any time, view Grantee’s personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer Grantee’s involvement in the Plan in a timely fashion or at all and this may be detrimental to Grantee.

12.              Miscellaneous.

(a)               Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b)               Jurisdiction and Venue. THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING FROM OR RELATED TO THIS AGREEMENT SHALL BE BROUGHT AND TRIED EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES EXPRESSLY ACKNOWLEDGE THAT THE STATE OF CALIFORNIA IS A FAIR, JUST AND REASONABLE FORUM AND AGREE NOT TO SEEK REMOVAL OR TRANSFER OF ANY ACTION FILED BY ANY OF THE OTHER PARTIES IN SUCH COURTS. FURTHERMORE, THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY CERTIFIED MAIL ADDRESSED TO A PARTY AT THE ADDRESS DESIGNATED PURSUANT TO SECTION 10 SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PARTY FOR ANY ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT MAY BE ENFORCED IN ANY OTHER COURT TO WHOSE JURISDICTION ANY OF THE PARTIES IS OR MAY BE SUBJECT.

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(c)               Entire Agreement; Enforcement of Rights; Amendment. This Agreement, together with the Plan and the Grant Notice, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions or agreements between them. Except as contemplated by the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement to the extent it would materially and adversely affect the rights of Grantee. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Grantee, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection with the RSUs.

(d)               Severability. If one or more provisions of this Agreement, the Grant Notice or the Plan are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties do not reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, the Grant Notice and the Plan, (ii) the balance of this Agreement, the Grant Notice and the Plan shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement, the Grant Notice and the Plan shall be enforceable in accordance with its terms.

(e)               Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(f)                Counterparts; Electronic Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Facsimile, email or other electronic execution and delivery of this Agreement (including, but not limited to, execution by electronic signature or click-through electronic acceptance) shall constitute valid and binding execution and delivery for all purposes and shall be deemed to be, and have the effect of, an original signature.

(g)               Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Grantee under this Agreement may only be assigned with the prior written consent of the Company.

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(h)               Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Grantee is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(i)                 Imposition of Other Requirements. The Company reserves the right to impose other requirements on Grantee’s participation in the Plan, on the RSUs and on any Shares allocated to the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Grantee also acknowledges that the Applicable Laws of the country in which Grantee is residing or working at the time of grant, vesting and settlement of the RSUs or the sale of Shares received pursuant to the RSUs (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Grantee to additional procedural or regulatory requirements that Grantee is and will be solely responsible for and must fulfill.

(j)                 Electronic Delivery. The Company may, in its sole discretion, decide to deliver to Grantee by email or any other electronic means any documents, elections or notices related to this Agreement, the RSUs, the Shares allocated to the RSUs, Grantee’s current or future participation in the Plan, securities of the Company or any member of the Company Group or any other matter, including documents, elections and/or notices required to be delivered to Grantee by applicable securities law or any other Applicable Laws or the Company’s Amended Certificate of Incorporation or Bylaws. By accepting this Agreement, whether electronically or otherwise, Grantee hereby consents to receive such documents and notices by such electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including, but not limited to, the use of electronic signatures or click-through electronic acceptance of terms and conditions.

13.              Effect of Agreement. Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof and has had an opportunity to consult counsel regarding the terms of this Agreement, and hereby accepts this award of RSUs and agrees to be bound by its contractual terms as set forth herein and in the Plan. Grantee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the RSUs.

[Signature Page Follows]

9

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to Grantee (including through an online acceptance process) is acceptable.

Company:

Affirm Holdings, Inc.

By:
Title:

Grantee:

Name:
Address:

10

AFFIRM HOLDINGS, INC.

AMENDED AND RESTATED 2012 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

Affirm Holdings, Inc., a Delaware corporation, (the “Company”), pursuant to the Affirm Holdings, Inc. Amended and Restated 2012 Stock Plan, as may be amended from time to time (the “Plan”), hereby grants to the holder listed below (“Grantee”), an option to purchase the number of shares of the Company’s Class A common stock (the “Shares”), set forth below (the “Option”). This Option is subject to all of the terms and conditions set forth herein, as well as in the Plan and the Stock Option Award Agreement attached hereto (the “Stock Option Agreement”), each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Grantee:	«Name of Grantee»

Board Approval Date:	«Date of Board Approval»

Date of Grant:	«Date of Grant»

Exercise Price per Share:	«Exercise Price»

Total Number of Shares Granted:	«Total Share»

Total Exercise Price:	«Total Exercise Price»

Type of Option:	«Type» Stock Option

Expiration Date:	«Expiration Date»

Vesting Commencement Date:	«Vesting Commencement Date»

Vesting/Exercise Schedule:	This Option may be exercised, in whole or in part, at any time after the Option has vested in accordance with the vesting schedule below. So long as your employment or consulting relationship with the Company continues, the Shares underlying the Option shall vest and become exercisable in accordance with the following schedule:

«Vesting Schedule»

[Vesting Acceleration:]

[If, within the three (3) months prior to or eighteen (18) months following the occurrence of a Change in Control, Grantee’s Continuous Service Status is terminated by the Company without Cause (other than due to Grantee’s death or Disability) or Grantee resigns for Good Reason, then one hundred percent (100%) of the remaining unvested Shares subject to the Option granted hereunder shall immediately vest pursuant to and in accordance with the terms of the Company’s Officer Severance Plan.]

Termination Period:

This Option may be exercised until the earlier of [three (3) months] following the date of termination of your Continuous Service Status (except upon a termination due to disability or upon death, as set out in Section 4 of the Stock Option Agreement) or the Expiration Date, in each case to the extent the Option was vested in the Shares underlying the Option as of the date of such termination. Notwithstanding the foregoing, if your Continuous Service Status is terminated due to Cause, then the Option shall terminate immediately prior to the date of such termination. You are responsible for keeping track of these exercise periods following any termination of your service relationship with the Company. The Company will not provide further notice of such periods.

Transferability:	This Option may not be transferred.

By your signature and the signature of the Company’s representative below, you and the Company agree that the Option is granted under and governed by the terms and conditions of the Affirm Holdings, Inc. Amended and Restated 2012 Stock Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Grant Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

[Remainder of Page Intentionally Blank]

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Company:

Affirm Holdings, Inc.

By:

Title:

Grantee:

Name:

3

AFFIRM HOLDINGS, INC.

AMENDED AND RESTATED 2012 STOCK PLAN

STOCK OPTION AGREEMENT

Pursuant to your Stock Option Grant Notice (the “Grant Notice”) and this Stock Option Award Agreement (this “Stock Option Agreement”), Affirm Holdings, Inc., a Delaware corporation (the “Company”), has granted you (the “Grantee”) as of the Date of Grant set forth in the Grant Notice, an option to purchase the number of Shares set forth in your Grant Notice (the “Option”) pursuant to the Company’s Amended and Restated 2012 Stock Plan and any applicable sub-plan for a particular country (together, the “Plan”). Capitalized terms not explicitly defined in this Stock Option Agreement but defined in the Plan or in the Grant Notice shall have the meaning ascribed to them in the Plan or in the Grant Notice. In the event of any conflict between the terms of this Stock Option Agreement and the Plan, the terms of the Plan will control.

1.            Grant of Option. In consideration of Grantee’s past and/or continued employment with or service to the Company and for other good and valuable consideration, effective as of the Date of Grant set forth in the Grant Notice, the Company irrevocably grants to Grantee the Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Stock Option Agreement, subject to adjustments as provided in Section 14 of the Plan.

2.            Exercise Price. The exercise price of the Shares subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the Shares subject to the Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant. Notwithstanding the foregoing, if the Option is designated as an Incentive Stock Option and Grantee is a Ten Percent Holder as of the Date of Grant, the exercise price per share of the Shares subject to the Option shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant.

3.            Vesting.

(a)  Subject to Section 4 below, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

(b)  No portion of the Option that has not become vested and exercisable on the date on which Grantee’s Continuous Service Status ends shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and Grantee.

(c)  Notwithstanding Section 3(a) hereof and the Grant Notice, but subject to Section 3(b) hereof, in the event of a Corporate Transaction, the Option shall be treated pursuant to Section 14(c) and Section 15 of the Plan.

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4.            Timing of Exercise. Except as otherwise provided herein, the term of the Option (the “Option Term”) shall commence on the Grant Date and terminate on the date of the first to occur of the following events:

(a)             If the Option is designated as an Incentive Stock Option and Grantee, at the time the Option was granted, was a Ten Percent Holder, the expiration of five (5) years from the Date of Grant;

(b)             The tenth (10th) anniversary of the Date of Grant;

(c)             One (1) year following Grantee’s termination of Continuous Service Status with the Company and its Affiliates as a result of the termination of Grantee’s Continuous Service Status by the Company or any of its Affiliates on account of death or Disability;

(d)             Thirty (30) days following Grantee’s termination of Continuous Service Status with the Company and its Affiliates as a result of the termination of Grantee’s Continuous Service Status by Grantee other than for Cause; and

(e)             The close of business on the last business day immediately prior to the date of Grantee’s termination of Continuous Service Status by the Company for Cause or for any reason other than those reasons set forth above.

Upon the expiration of the Option Period, the Options and all unexercised rights granted to Grantee hereunder shall terminate and thereafter be null and void.

5.            Method of Exercise. Grantee may exercise all or any portion of the Options, to the extent vested, by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent; provided that, with the consent of the Administrator, in accordance with Section 8(d) of the Plan, Grantee may satisfy the payment of the aggregate Exercise Price of such Shares pursuant to a Cashless Transaction or through electing to have the Company withhold from the number of Shares that would otherwise be issued upon exercise of the Option the largest whole number of Shares with a Fair Market Value equal to the applicable aggregate Exercise Price payable in respect of such exercise.

6.            No Rights to Continuation of Employment or Future Awards. Nothing in the Plan or this Stock Option Agreement shall confer upon Grantee any right to any future Award or to continue in the employ of the Company or any Affiliate thereof, or shall interfere with or restrict the right of the Company or its Affiliates to terminate Grantee’s employment any time for any reason whatsoever, with or without cause.

7.            Nontransferability of Option. Except as otherwise provided under Section 13 of the Plan, neither this Stock Option Agreement nor any rights granted herein shall be transferable or assignable by Grantee.

8.            Tax Withholding. The Company shall be entitled to require a cash payment by or on behalf of Grantee in respect of any sums required or permitted by federal, state or local tax law to be withheld with respect to the exercise of the Option; provided that, notwithstanding the foregoing, the Administrator may permit Grantee to satisfy the applicable tax obligations with respect to the Option in accordance with the terms of Section 12 of the Plan.

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9.            Nature of Grant. In accepting the Option, Grantee acknowledges, understands and agrees that:

(a)     the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)     the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;

(c)     all decisions with respect to future stock options or other grants, if any, will be at the sole discretion of the Company;

(d)     Grantee is voluntarily participating in the Plan;

(e)     the Option and the Shares purchased upon exercise are not intended to replace any pension rights or compensation and are outside the scope of Grantee’s employment contract, if any;

(f)      the Options and the Shares purchased upon exercise, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g)     unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Stock Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(h)     none of the Company, its Parent, Subsidiaries or Affiliates (the “Company Group”) shall be liable for any foreign exchange rate fluctuation between Grantee’s local currency and the United States Dollar or the selection by the Company or any member of the Company Group in its sole discretion of an applicable foreign exchange rate that may affect the value of the Option (or the calculation of income or withholding taxes thereunder) or of any amounts due to Grantee pursuant to the exercise of the Option or the subsequent sale of the Shares purchased pursuant to the Option.

10.          Conditions to Issuance of Shares. The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares that have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the conditions in Section 18 of the Plan.

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11.          Rights as Stockholder. Grantee shall have no rights of a stockholder with respect to the Shares subject to the Option (including the right to vote and the right to receive distributions or dividends) unless and until Shares are issued to Grantee in respect thereof in accordance with this Stock Option Agreement.

12.          Stock Option Agreement Subject to Plan. This Stock Option Agreement is made pursuant to all of the provisions of the Plan, which is incorporated herein by this reference, and is intended, and shall be interpreted in a manner, to comply therewith. In the event of any conflict between the provisions of this Stock Option Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

13.          Notification of Disposition. If the Option is designated as an Incentive Stock Option, Grantee shall give prompt notice to the Company of any disposition or other transfer of any Shares acquired under this Stock Option Agreement if such disposition or transfer is made (a) within two (2) years from the Date of Grant with respect to such Shares or (b) within one (1) year after the transfer of such Shares to Grantee. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Grantee in such disposition or other transfer.

14.          Notices. Any notice, demand or request required or permitted to be given under this Stock Option Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax, or forty-eight (48) hours after being deposited in the U.S. mail or a comparable foreign mail service, as certified or registered mail with postage or shipping charges prepaid, addressed to the party to be notified at such party’s address as set forth below, as subsequently modified by written notice, or if no address is specified below, at the most recent address, email or fax number set forth in the Company’s books and records.

If to the Company, to:

650 California Street

Floor 12

San Francisco, CA 94108

Attn: Chief People Officer

Email: equity@affirm.com

If to Grantee, to: Grantee’s last residence shown on the records of the Company or its affiliates.

15.          Data Protection.

(a)   To facilitate the administration of the Plan and this Stock Option Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about Optionee and to transfer this data to certain third parties such as brokers with whom Optionee may elect to deposit any share capital under the Plan. Optionee consents to the Company (or its payroll administrators) collecting, holding and processing Optionee’s personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.

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(b)  Optionee understands that Optionee may, at any time, view Optionee’s personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer Optionee’s involvement in the Plan in a timely fashion or at all and this may be detrimental to Optionee.

16.          Miscellaneous.

(a)             Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b)            Jurisdiction and Venue. THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING FROM OR RELATED TO THIS AGREEMENT SHALL BE BROUGHT AND TRIED EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES EXPRESSLY ACKNOWLEDGE THAT THE STATE OF CALIFORNIA IS A FAIR, JUST AND REASONABLE FORUM AND AGREE NOT TO SEEK REMOVAL OR TRANSFER OF ANY ACTION FILED BY ANY OF THE OTHER PARTIES IN SUCH COURTS. FURTHERMORE, THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY CERTIFIED MAIL ADDRESSED TO A PARTY AT THE ADDRESS DESIGNATED PURSUANT TO SECTION 14 SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PARTY FOR ANY ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT MAY BE ENFORCED IN ANY OTHER COURT TO WHOSE JURISDICTION ANY OF THE PARTIES IS OR MAY BE SUBJECT.

(c)             Addendum and Sub-Plans. Notwithstanding any provisions in this Stock Option Agreement, the Option shall be subject to any special terms and conditions set forth in any Addendum to this Stock Option Agreement for Grantee’s country (the “Addendum”). Moreover, if Grantee relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Stock Option Agreement. Furthermore, the Plan shall be deemed to include any special terms and conditions set forth in any applicable sub-plan for Grantee’s country, and, if Grantee relocates to a country for which the Company has established a sub-plan, the special terms and conditions for such country will apply to Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.

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(d)             Entire Agreement; Enforcement of Rights; Amendment. This Stock Option Agreement, together with the Plan and the Grant Notice, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions or agreements between them. Except as contemplated by the Plan, no modification of or amendment to this Stock Option Agreement, nor any waiver of any rights under this Stock Option Agreement, shall be effective unless in writing signed by the parties to this Stock Option Agreement to the extent it would materially and adversely affect the rights of Grantee. The failure by either party to enforce any rights under this Stock Option Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary in the Plan or this Stock Option Agreement, the Company reserves the right to revise this Stock Option Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Grantee, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection with the Option.

(e)             Severability. Should any provision of this Stock Option Agreement be held by a court of competent jurisdiction to be unenforceable, or enforceable only if modified, such holding shall not affect the validity of the remainder of this Stock Option Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification (if any) to become a part hereof and treated as though contained in this original Stock Option Agreement. Moreover, if one or more of the provisions contained in this Stock Option Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable, in lieu of severing such unenforceable provision, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear, and such determination by such judicial body shall not affect the enforceability of such provisions or provisions in any other jurisdiction.

(f)              Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Stock Option Agreement shall be deemed to be the product of all of the parties hereto and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(g)             Counterparts; Electronic Signature. This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Facsimile, email or other electronic execution and delivery of this Stock Option Agreement (including, but not limited to, execution by electronic signature or click-through electronic acceptance) shall constitute valid and binding execution and delivery for all purposes and shall be deemed to be, and have the effect of, an original signature.

(h)             Stock Option Agreement Binding on Successors. The terms of this Stock Option Agreement shall be binding upon Grantee and upon Grantee’s heirs, executors, administrators, personal representatives, transferees, assignees and successors in interest, and upon the Company and its successors and assignees, subject to the terms of the Plan.

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(i)              Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan, the Option, the Shares subject to the Option, any other Company securities or any other Company-related documents, by electronic means. Optionee hereby (i) consents to receive such documents by electronic means, (ii) consents to use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(j)              Necessary Acts. Grantee hereby agrees to perform all acts, and to execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Stock Option Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities and/or tax laws.

(k)             Headings. Headings are used solely for the convenience of the parties and shall not be deemed to be a limitation upon or descriptive of the contents of any such Section.

(l)              Amendment. No amendment or modification hereof shall be valid unless it shall be in writing and signed by all parties hereto.

17.          Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Stock Option Agreement, if Grantee is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice and this Stock Option Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, this Stock Option Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

18.          Imposition of Other Requirements. The Company reserves the right to impose other requirements on Grantee’s participation in the Plan, on the Option and on any Shares issued pursuant to this Stock Option Agreement, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Grantee also acknowledges that the Applicable Laws of the country in which Grantee is residing or working at the time of grant and vesting of the Option or the sale of Shares received pursuant to this Stock Option Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may subject Grantee to additional procedural or regulatory requirements that Grantee is and will be solely responsible for and must fulfill. Such requirements may be outlined in but are not limited to the Addendum. Notwithstanding any provision herein, the Option and Grantee’s participation in the Plan shall be subject to any applicable special terms and conditions or disclosures as set forth in the Addendum.

19.          Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts the Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option.

[Signature Page Follows]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Stock Option Agreement pursuant to the Company’s instructions to Grantee (including through an online acceptance process) is acceptable.

Company:

Affirm Holdings, Inc.

By:

Title:

Grantee:

Name:

Address:

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Country-Specific Addendum

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